                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by Registrant   [X]

Filed by a Party other than the Registrant [ ]

Check appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for use of the Commission only
       (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Manufacturers Investment Trust
        ________________________________________________________________________
                (Name of Registrant as Specified in its Charter)


                         Manufacturers Investment Trust
        ________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        ________________________________________________________________________

        (2)      Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

        (4)      Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

        (5)      Total fee paid:

        ________________________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

        ________________________________________________________________________

        (2)      Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

        (3)      Filing Party:

        ________________________________________________________________________

        (4)      Date Filed:

        ________________________________________________________________________
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                                                                  November, 2001


             QUESTIONS AND ANSWERS REGARDING THE ENCLOSED PROXY STATEMENT

We know that many of you may have some questions regarding this proxy mailing. Below is a compilation of those questions with their respective responses. However, if you still require further information pertaining to these proxy materials, please feel free to contact your registered representative or our Customer Service Department at 1-800-387-2747.


Q: WHAT IS THIS PROXY MAILING FOR?

A: Certain changes, when proposed for the underlying investment portfolios of your variable universal life insurance policy, require shareholder approval. Although you are not a shareholder of Manufacturers Investment Trust (the "Trust"), your premiums are invested in shares of one or more of the portfolios of the Trust and you have the right to instruct The Manufacturers Life Insurance Company of America (ManAmerica) how the shares of the Trust attributable to your policy are voted. The changes being proposed are outlined in the enclosed Trust Proxy Statement and covering letter.


Q: WHY DO I HAVE SO MANY VOTING INSTRUCTION FORMS?

A: You are receiving one (1) voting instruction form for each Trust portfolio to which you have allocated premiums.


Q: WHY DID I RECEIVE MULTIPLE CARDS FOR THE SAME PORTFOLIOS?

A: You could be the owner of two or more policies that have premiums allocated to the same portfolios. If so, then you have been sent a separate voting instruction card for the portfolio for each policy.


Q: DO I NEED TO SIGN EACH VOTING INSTRUCTION FORM?

A: If you wish to provide voting instructions to ManAmerica, you must complete and sign each voting instruction form. These forms must then be mailed to us so that we receive them by December 18, 2001.


Q: CAN I SIMPLY SEND IN A LETTER STATING MY VOTING INSTRUCTIONS RATHER THAN SIGNING ALL THESE CARDS?

A: Unfortunately, no. If you wish to provide voting instructions, then we will need the voting card completed and returned in the envelope provided for you. If you do not wish to provide voting instructions, then we do not require you to return the documents.


Q: WHAT HAPPENS WITH MY VOTE IF I DO NOT RETURN THESE FORMS?

A: You are not required to return the voting cards. Please note, however, that ManAmerica will vote all shares of the Trust issued to it in proportion to the timely instructions received from policyowners.
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Q: CAN I FAX OR EMAIL MY VOTING INSTRUCTIONS?

A: No. You should return each voting instruction form in the envelope you have been provided.


Q: WHAT PORTFOLIOS WILL HAVE ADVISORY FEE DECREASES?

A: Under the first proposal, several of the portfolios would decrease their advisory fees when the portfolio's assets reached certain breakpoints. Therefore, advisory fees for these portfolios will decrease when the portfolio's assets exceed the applicable breakpoint levels. A list of these portfolios and the proposed breakpoints may be found under Proposal 1 in the Trust proxy statement.


Q: WHAT PORTFOLIOS WILL HAVE ADVISORY FEE INCREASES?

A: Under the first proposal, the Large Cap Growth, Quantitative Equity and US Government Securities Trusts will have advisory fee rate increases at certain breakpoints. However, if you have not allocated any premium to these portfolios, these fee increases will not affect your policy. The proposed changes to each portfolio's advisory fee rates may be found under Proposal 1 in the Trust proxy statement.


Q: WHAT IS A RULE 12b-1 PLAN?

A: A Rule 12b-1 Plan permits the use of Trust assets to pay for distribution related expenses such as (a) advertising, (b) compensation of underwriter, dealers and sales personnel and (c) the printing and mailing of prospectuses to other than current shareholders. If the Class A Rule 12b-1 plan is approved by a portfolio, the plan would authorize the portfolio to pay a Rule 12b-1 up to a maximum annual rate of 0.15% of the average daily net assets attributable to the Class A shares of the portfolio. However, the advisory fee rates for each portfolio that approves the Rule 12b-1 Plan will be reduced by 0.15% so that the total level of advisory fees and Rule 12b-1 fees remains unchanged.


Q: I OWN THE REAL ESTATE SECURITIES TRUST. I DON'T UNDERSTAND HOW GOING FROM A DIVERSIFIED PORTFOLIO TO A NON-DIVERSIFIED PORTFOLIO PROVIDES THE SUBADVISER WITH GREATER FLEXIBILITY IN RESPONDING TO INVESTMENT OPPORTUNITIES. COULD YOU EXPLAIN THIS FOR ME?

A: The Real Estate Securities Trust is currently classified as a diversified investment company under the 1940 Act. This means that the Portfolio, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than Government securities or securities of other investment companies). A non-diversified investment company is not subject to these limits and, therefore, may invest a higher percentage of its assets in a small number of companies.


Q: CAN I ATTEND THE SHAREHOLDER MEETING?

A: You may attend the shareholders meeting. However, your voting instructions must be received by us by December 18, 2001, in order for us to vote your shares pursuant to your instructions.


Q: I WISH TO CHANGE MY ORIGINAL VOTING INSTRUCTIONS, HOW MAY I DO THIS?

A: Contact our Customer Service Department, 1-800-387-2747 and new voting instruction forms will be mailed to you.